MERRILL LYNCH
EMERGING MARKETS
DEBT FUND, INC.



FUND LOGO



Annual Report

December 31, 2000


The Fund has the ability to leverage to seek to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Emerging Markets Debt Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MERRILL LYNCH EMERGING MARKETS DEBT FUND, INC.


The Benefits and
Risks of
Leveraging

The Fund is authorized to borrow money from banks in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank borrowing. The Fund is also authorized to borrow an additional 5% of its total assets without regard to this limitation for temporary purposes.

Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.


Merrill Lynch Emerging Markets Debt Fund, Inc., December 31, 2000


DEAR SHAREHOLDER



Fiscal Year in Review
Effective September 18, 2000, Merrill Lynch Americas Income Fund, Inc. changed its name to Merrill Lynch Emerging Markets Debt Fund, Inc. The Fund also adopted new investment guidelines that expanded its objective from investing primarily in Latin America to investing broadly in all emerging markets fixed income. The market benchmark that more closely reflects this new investment objective is the unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+ Index). This Index had returns of +25.98% in 1999 and +15.66% in 2000, reflecting the remarkable recovery in economic and market fundamentals in emerging markets whose economies have grown stronger, more resilient and competitive in the wake of the Russian crisis in 1998. In addition, on November 3, 2000, the Fund acquired all of the net assets of Worldwide DollarVest Fund, Inc. pursuant to a plan of reorganization.

During the fiscal year ended December 31, 2000, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +7.23%, +6.40%, +6.52% and +6.96%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 - 7 of this report to shareholders.) Performance comparisons against the EMBI+ Index will be relevant only after the Fund's performance results fully reflect the new investment guidelines. At December 31, 2000, the Fund's largest country allocations were Brazil, Argentina, Mexico and Russia. The Fund also held positions in Bulgaria, Colombia, Ecuador, Nigeria, Panama, Peru, The Philippines, Turkey and Venezuela.


Market Review
The main drivers of bond returns in emerging markets, macroeconomic and credit fundamentals, experienced a significant improvement in 2000. Latin America experienced a strong output rebound, declining inflation, manageable current account deficits, high levels of foreign direct investment and windfall gains on account of higher oil prices. Growth is estimated to have reached 4% in 2000, up from 0.2% in 1999. Wage demands remain moderate and fiscal performance is on target. Higher oil prices benefited net oil exporters such as Colombia, Ecuador, Mexico and Venezuela improving their current account balances and fiscal performance. The region's current account deficit is expected to have reached 3% of GDP during 2000 and strong foreign direct investment inflows reduced foreign financing requirements. Foreign direct investment amounted to more than 100% of Brazil's current account deficit and 70% in Mexico.

However, market sentiment in the latter part of the year was dominated by the deterioration in Argentina's fundamentals and liquidity situation. A significant financial assistance package led by the International Monetary Fund (IMF) and other international institutions, reinforced by funding commitments from Argentine pension funds and local banks, was assembled in December 2000. The Argentine federal government and provinces agreed on a program to improve fiscal accounts over a period of years and the government decreed some critical reforms of the social security regime and national health system. The political support for these measures has been lukewarm and opposition may mount as the October 2001 congressional elections near. It may take several months to conclude whether these financial commitments and policy responses are sufficient to restart the economy and to reopen Argentina's access to the external debt markets. In the meantime, potential upgrades for Mexico to full-fledged investment grade, and upgrades of Brazil to BB level by one of the major rating agencies may take place. These and other positive developments may decouple the general market from Argentina's woes.

Outside Latin America, Turkey's 2000 economic stabilization program met or surpassed most IMF guidelines, but a banking crisis at year end - caused in part by the sharp decline in local interest rates and worsened by poor bank supervision and regulation - caused a run in foreign reserves and a sharp surge in local interest rates. Emergency IMF financing, a more aggressive privatization schedule and the official takeover of the weakened banks succeeded in reversing the liquidity crunch. Local currency rates have begun their descent and foreign reserves are sharply up. The political commitment to reform and the speed with which the government reacted to the crisis bodes well for declining interest rates and a return to normality in Turkey's financial markets.

Russia's economic recovery is being fueled by an undervalued currency, higher oil revenues, and increased fiscal revenues. The new Putin administration is promoting widespread structural reform, and it is likely that a new monitoring agreement can be struck with the IMF in the next few months. Russia restructured the old Soviet debt and its foreign exchange reserves have almost doubled in the last 12 months, ensuring a comfortable margin to service its foreign debt obligations in 2001.

Market technicals in emerging markets bonds are also favorable. Debt issuance in 2000 declined from previous years but demand continued to surge on the strength of increased US and European institutional allocations to the asset class and the rapid growth of emerging markets local institutional funds and other offshore buyers. The proliferation and diversification of the investor base is contributing to the depth and liquidity of the market reducing its correlation with equities markets and other bond or spread markets.

We believe fears that a potential US recession may negatively impact emerging markets debt prices may be overstated. The strong historical correlation between the asset class and the Federal Reserve Board interest rate cycles, now on an easing mode, point towards spread compression and positive returns in the year ahead. Additional comfort is derived from the large foreign exchange reserve buildup in oil exporting countries and the widespread adoption of flexible exchange regimes that facilitate the balance of payments adjustment to potentially adverse external demand conditions. Other risks revolve around the resurgence of Argentina's credit problems. While we believe that Argentina's failure to overcome a potential crisis may result in sharply negative returns for emerging markets fixed income, the improving credit and fundamentals in most other large market issuers such as Mexico, Brazil, Russia and others, may limit the collateral credit damage both in terms of duration and intensity. A significant decoupling may take place, much in the way Mexico and Poland played the role of safe haven in the Asian, Russian, and Brazilian crisis. The fundamental developments that tend to reinforce this view are summarized below.

The spread of emerging markets debt against US Treasury issues is conventionally measured in terms of stripped spreads (stripping the yield of US Treasury securities imbedded in some of the Brady bonds). This stripped spread was at 756 basis points (7.56%) at year-end 2000, while the cash flow spread, which is more pertinent to investors because it is the spread over Treasury issues that investors realize on their investment, was 657 basis points. These spreads are only slightly tighter than at the end of 1999 (when they traded at 824 basis points and 679 basis points, respectively), despite the widespread credit improvements in emerging markets. Emerging markets spread over Treasury securities have traded as tight as 350 basis points in the past. Our expectation is that the stripped spread will tighten towards the 600 basis points over the Treasury securities range in the next six months.

In terms of portfolio allocations, we continue to be fully invested, and overweight in Mexico and Brazil. We also favor Venezuela in relative terms, because of the strength in oil prices and the expectation that the reform of its institutional framework will prove of long-term benefit. We will continue to underweight Argentina, as we monitor progress on the issues described above.


In Conclusion
We appreciate your investment in Merrill Lynch Emerging Markets Debt Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Aldo Roldan)
Aldo Roldan
Vice President and
Portfolio Manager



February 9, 2001


Merrill Lynch Emerging Markets Debt Fund, Inc., December 31, 2000


PROXY RESULTS


During the six-month period ended December 31, 2000, Merrill Lynch
Emerging Markets Debt Fund, Inc.'s (formerly Merrill Lynch Americas
Income Fund, Inc.) shareholders voted on the following proposals.
Proposals 1, 2 and 3 were approved at a shareholders' meeting on
July 25, 2000. Proposals 4 and 5 were approved at a shareholders'
meeting on September 8, 2000. The description of each proposal and number of shares voted are as follows:
                                                                             Shares Voted
                                                                                 For
1. To elect the Fund's Board of Directors:      Terry K. Glenn                4,344,880
                                                Ronald W. Forbes              4,344,457
                                                Cynthia A. Montgomery         4,344,157
                                                Charles C. Reilly             4,344,457
                                                Kevin A. Ryan                 4,344,457
                                                Roscoe S. Suddarth            4,344,880
                                                Richard R. West               4,344,457
                                                Arthur Zeikel                 4,334,694
                                                Edward D. Zinbarg             4,344,880
                                                                         Shares Voted    Shares Voted    Shares Voted
                                                                             For           Against         Abstain
2.  To ratify the selection of Deloitte & Touche LLP as the Fund's
    independent auditors for the current fiscal year.                      4,375,518         16,699         72,115

3.  To approve to convert the Fund to "master/feeder" structure.           3,935,163        180,100        349,069

4.  To amend the Fund's investment objectives.                             2,642,668         84,758        149,171

5.  To amend the Fund's investment policies.                               2,650,127         76,887        149,582
During the six-month period ended December 31, 2000, Worldwide
DollarVest Fund, Inc.'s Common Stock shareholders voted on the following proposals at a shareholders' meeting on August 23, 2000.
The description of each proposal and number of shares voted are as follows:
                                                                         Shares Voted   Shares Voted     Shares Voted
                                                                             For          Against          Abstain
1. To approve the Agreement and Plan of Reorganization between the Fund and Merrill Lynch Emerging Markets Debt Fund, Inc.
   (formerly Merrill Lynch Americas Income Fund, Inc.).                    3,708,524       202,725          54,757

2. To elect the Fund's Board of Directors:     Terry K. Glenn              4,875,181       162,362          16,499
                                               Donald Cecil                4,875,181       162,362          16,499
                                               Roland M. Machold           4,875,181       162,362          16,499
                                               Edward H. Meyer             4,875,181       162,362          16,499
                                               Charles C. Reilly           4,875,181       162,362          16,499
                                               Richard R. West             4,875,181       162,362          16,499
                                               Arthur Zeikel               4,875,181       162,362          16,499
                                               Edward D. Zinbarg           4,875,181       162,362          16,499

3. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                       4,938,323        27,845          87,874


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Merrill Lynch Emerging Markets Debt Fund, Inc., December 31, 2000


PERFORMANCE DATA (concluded)



Total Return
Based on a
$10,000
Investment

A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Emerging Markets Debt Fund, Inc. Class A and C Shares with a similar investment in the JP Morgan Emerging Markets Bond Index Plus++++ and the JP Morgan Latin Brady Bond Index++++++. Beginning and ending values are:

                                      10/21/94*          12/00


ML Emerging Markets Debt
Fund, Inc.++--Class A Shares*        $ 9,600            $13,374

ML Emerging Markets Debt
Fund, Inc.++--Class C Shares*        $10,000            $13,218

JP Morgan Emerging Markets
Bond Index Plus++++                  $10,000            $22,644

JP Morgan Latin Brady
Bond Index++++++                     $10,000            $23,100


A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Emerging Markets Debt Fund, Inc. Class B and D Shares with a similar investment in the JP Morgan Emerging Markets Bond Index Pluss++++ and the JP Morgan Latin Brady Bond Index++++++. Beginning and ending values are:

                                      8/27/93**          12/00


ML Emerging Markets Debt
Fund, Inc.++--Class B Shares*        $10,000            $13,188

ML Emerging Markets Debt
Fund, Inc.++--Class D Shares*        $ 9,600            $13,134

JP Morgan Emerging Markets
Bond Index Plus++++                  $10,000            $20,193

JP Morgan Latin Brady
Bond Index++++++                     $10,000            $23,371


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Emerging Markets Debt Fund, Inc. invests at least 65% of its total assets in a non-diversified portfolio of debt obligations of issuers in emerging market countries.
++++This unmanaged Index tracks total returns for traded external debt instruments in the emerging markets. Fund management believes this new benchmark is a more appropriate measure to compare the Fund's performance given the Fund's expanded investment universe outside of the Latin American emerging markets. Performance data for the Index in the Class B and Class D Shares' graph is from 12/31/93. ++++++This unmanaged Index is comprised of dollar-denominated restructured sovereign bonds, the securities created through the restructuring of commercial bank debt. It includes a large percentage of Brady bonds.

Past performance is not indicative of future results.


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**
Class A Shares*
One Year Ended 12/31/00                    +7.23%         +2.95%
Five Years Ended 12/31/00                  +2.76          +1.92
Inception (10/21/94) through 12/31/00      +5.50          +4.81

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*
One Year Ended 12/31/00                    +6.40%         +2.50%
Five Years Ended 12/31/00                  +2.05          +2.05
Inception (8/27/93) through 12/31/00       +3.84          +3.84

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*
One Year Ended 12/31/00                    +6.52%         +5.54%
Five Years Ended 12/31/00                  +1.99          +1.99
Inception (10/21/94) through 12/31/00      +4.61          +4.61

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**
Class D Shares*
One Year Ended 12/31/00                    +6.96%         +2.68%
Five Years Ended 12/31/00                  +2.55          +1.72
Inception (8/27/93) through 12/31/00       +4.36          +3.78

*Maximum sales charge is 4%.
**Assuming maximum sales charge.

Recent
Performance
Results++
                                                 6-Month         12-Month      Since Inception      Standardized
As of December 31, 2000                        Total Return    Total Return      Total Return       30-Day Yield
ML Emerging Markets Debt Fund Class A Shares       +3.58%          +7.23%         +39.32%               8.91%
ML Emerging Markets Debt Fund Class B Shares       +3.17           +6.40          +31.88                8.48
ML Emerging Markets Debt Fund Class C Shares       +3.31           +6.52          +32.18                8.44
ML Emerging Markets Debt Fund Class D Shares       +3.45           +6.96          +36.81                8.67

++Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's since inception periods are from 10/21/94 for Class A & Class
C Shares and from 8/27/93 for Class B & Class D Shares.


Merrill Lynch Emerging Markets Debt Fund, Inc., December 31, 2000

SCHEDULE OF INVESTMENTS                                                                             (in US dollars)
                                                                           Interest    Maturity                Percent of
COUNTRY       Industry        Face Amount           Bonds                    Rate        Date         Value    Net Assets
Argentina     Industrials   US$ 1,300,000     Perez Companc SA                8.125%    7/15/2007   $  1,060,644      2.4%

              Sovereign         2,150,000     Republic of Argentina          11.375     3/15/2010      1,947,900      4.5
              Government          300,000     Republic of Argentina          11.375     1/30/2017        267,300      0.6
              Obligations       4,200,000     Republic of Argentina           9.75      9/19/2027      3,381,000      7.8
                                                                                                    ------------    ------
                                                                                                       5,596,200     12.9

                                              Total Bonds in Argentina (Cost--$6,434,375)              6,656,844     15.3

Brazil        Banking             550,000     Banco Nacional de
                                              Desenvolvimento Economico e
                                              Social (BNDES)                 11.25      9/20/2005        557,601      1.3

              Energy            1,600,000     Petroleo Brasileiro SA         10.00     10/17/2006      1,612,000      3.7

              Media--           1,300,000     Globo Comunicacoes e
              Communications                  Participacoes, Ltd.            10.50     12/20/2006      1,172,431      2.7

              Sovereign         2,000,000     Republic of Brazil             10.125     5/15/2027      1,596,000      3.7
              Government        1,655,000     Republic of Brazil             11.00      8/17/2040      1,347,170      3.1
              Obligations                                                                           ------------    ------
                                                                                                       2,943,170      6.8

              Transportation    1,400,000     MRS Logistica SA (d)           10.625     8/15/2005      1,148,000      2.6

              Utilities--       1,600,000     Eletrobras                     12.00      6/09/2005      1,641,040      3.8
              Electric

                                              Total Bonds in Brazil (Cost--$8,901,290)                 9,074,242     20.9

Colombia      Sovereign           800,000     Republic of Colombia            8.625     4/01/2008        644,000      1.5
              Government
              Obligations

                                              Total Bonds in Colombia (Cost--$612,000)                   644,000      1.5

Ecuador       Sovereign         1,600,000     Republic of Ecuador             4.00      8/15/2030        604,000      1.4
              Government
              Obligations

                                              Total Bonds in Ecuador (Cost--$640,403)                    604,000      1.4

Mexico        Banking--           900,000     Bancomext Trust Division       11.25      5/30/2006        985,950      2.3
              International

              Industrials       2,000,000     Petroleos Mexicanos             9.50      9/15/2027      1,990,000      4.5

              Sovereign           700,000     Banco Nacional de Obras
              Government                      y Servicios Publicios           9.625    11/15/2003        723,625      1.7
              Obligations         700,000     United Mexican States           8.625     3/12/2008        698,250      1.6
                                1,000,000     United Mexican States          11.50      5/15/2026      1,215,000      2.8
                                                                                                    ------------    ------
                                                                                                       2,636,875      6.1

              Transportation    1,550,000     TFM, SA de CV (b)              12.429     6/15/2009      1,147,000      2.6

                                              Total Bonds in Mexico (Cost--$6,719,756)                 6,759,825     15.5

Panama        Sovereign           505,000     Republic of Panama              8.875     9/30/2027        429,250      1.0
              Government
              Obligations

                                              Total Bonds in Panama (Cost--$459,550)                     429,250      1.0

Philippines   Sovereign           380,000     Republic of the Philippines     9.875     1/15/2019        300,200      0.7
              Government        1,000,000     Republic of the Philippines    10.625     3/16/2025        820,000      1.9
              Obligations

                                              Total Bonds in the Philippines (Cost--$1,115,810)        1,120,200      2.6

Russia        Financial         1,000,000     Mosenergo Finance BV            8.375    10/09/2002        830,000      1.9
              Services--
              Commercial

              Sovereign         1,000,000     City of St. Petersburg          9.50      6/18/2002        940,000      2.2
              Government        1,000,000     Russian Federation Bonds
              Obligations                     (Regulation S)                 11.75      6/10/2003        930,000      2.1
                                9,900,000     Russian Federation Bonds
                                              (Regulation S)                  2.25      3/31/2030      3,700,125      8.5
                                                                                                    ------------    ------
                                                                                                       5,570,125     12.8

                                              Total Bonds in Russia (Cost--$6,405,750)                 6,400,125     14.7

Turkey        Sovereign         1,150,000     Republic of Turkey             11.875     1/15/2030      1,014,875      2.3
              Government
              Obligations
                                              Total Bonds in Turkey (Cost--$1,117,061)                 1,014,875      2.3

Venezuela     Sovereign         2,275,000     Republic of Venezuela 'W-A'     9.25      9/15/2027      1,467,375      3.4
              Government
              Obligations

                                              Total Bonds in Venezuela (Cost--$1,517,100)              1,467,375      3.4

                                              Total Investments in Bonds (Cost--$33,923,095)          34,170,736     78.6

                                                           Brady Bonds*

Argentina     Sovereign         3,250,000     Republic of Argentina 'L'       6.00      3/31/2023      2,242,500      5.2
              Government
              Obligations
                                              Total Brady Bonds in Argentina (Cost--$2,136,655)        2,242,500      5.2

Brazil        Sovereign           831,203     Republic of Brazil 'C'          8.00      4/15/2014        642,104      1.5
              Government        1,575,000     Republic of Brazil NMB (a)      7.688     4/15/2009      1,362,375      3.1
              Obligations

                                              Total Brady Bonds in Brazil (Cost--$1,880,456)           2,004,479      4.6

Bulgaria      Sovereign         1,150,000     Republic of Bulgaria 'A',
              Government                      Front-Loaded Interest Rate
              Obligations                     Reduction Bonds (a)             3.00      7/28/2012        850,862      2.0
                                  250,000     Republic of Bulgaria,
                                              Discount 'A' (a)                7.75      7/28/2024        189,332      0.4

                                              Total Brady Bonds in Bulgaria (Cost--$1,017,041)         1,040,194      2.4

Mexico        Sovereign           275,000     United Mexican States,
              Government                      Discount 'A' (a)                7.533    12/31/2019        272,938      0.6
              Obligations       1,000,000     United Mexican States 'W-A'     6.25     12/31/2019        905,000      2.1

                                              Total Brady Bonds in Mexico (Cost--$1,110,206)           1,177,938      2.7

Nigeria       Sovereign           500,000     Central Bank of Nigeria 'WW'    6.25 %   11/15/2020        296,400      0.7
              Government
              Obligations

                                              Total Brady Bonds in Nigeria (Cost--$313,467)              296,400      0.7




Merrill Lynch Emerging Markets Debt Fund, Inc., December 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                                 (in US dollars)
                                                                           Interest    Maturity                Percent of
COUNTRY       Industry        Face Amount           Bonds                    Rate        Date         Value    Net Assets
Panama        Sovereign     US$   665,000     Republic of Panama, Interest
              Government                      Rate Reduction Bonds (a)        4.25%     7/17/2014    $   528,542      1.2%
              Obligations

                                              Total Brady Bonds in Panama (Cost--$514,520)               528,542      1.2

Peru          Sovereign           470,000     Republic of Peru, Front-Loaded
              Government                      Interest Rate
              Obligations                     Reduction Bonds (a)             3.75      3/07/2017        274,950      0.6
                                  550,000     Republic of Peru,
                                              Past Due Interest (a)           4.50      3/07/2017        353,821      0.8

                                              Total Brady Bonds in Peru (Cost--$589,025)                 628,771      1.4

Venezuela     Sovereign           619,041     Republic of Venezuela,
              Government                      Front-Loaded Interest Rate
              Obligations                     Reduction Bonds 'A' (a)         7.625     3/31/2007        504,518      1.2

                                              Total Brady Bonds in Venezuela (Cost--$503,798)            504,518      1.2

                                              Total Investments in Brady Bonds (Cost--$8,065,168)      8,423,342     19.4

                              Shares Held                     Rights & Warrants

Mexico        Sovereign         4,673,000     United Mexican States
              Government                      (Value Recovery Rights)                                         47      0.0
              Obligations
                                              Total Rights in Mexico (Cost--$2)                               47      0.0

Nigeria       Sovereign Government    500     Nigeria Oil (Warrants)(c)                                        0      0.0
              Obligations
                                              Total Warrants in Nigeria (Cost--$0)                             0      0.0

                                              Total Investments in Rights & Warrants (Cost--$2)               47      0.0

                              Face Amount                  Short-Term Securities

United        Commercial    US$   391,000     General Motors Acceptance
States        Paper**                         Corp.                           6.75      1/02/2001        391,000      0.9

                                              Total Investments in Short-Term Securities
                                              (Cost--$391,000)                                           391,000      0.9

              Total Investments (Cost--$42,379,265)                                                   42,985,125     98.9

              Other Assets Less Liabilities                                                              498,901      1.1
                                                                                                    ------------    ------
              Net Assets                                                                            $ 43,484,026    100.0%
                                                                                                    ============    ======


*Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
**Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
(a)Floating rate note.
(b)Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(c)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(d)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 2000
Assets:             Investments, at value (identified cost--$42,379,265)                                    $ 42,985,125
                    Cash                                                                                             937
                    Receivables:
                      Interest                                                            $   1,054,420
                      Securities sold                                                           669,572
                      Capital shares sold                                                        18,627        1,742,619
                                                                                           ------------
                    Prepaid registration fees                                                                     88,440
                                                                                                            ------------
                    Total assets                                                                              44,817,121
                                                                                                            ------------

Liabilities:        Payables:
                      Capital shares redeemed                                                   452,814
                      Dividends to shareholders                                                 396,495
                      Reorganization costs                                                      185,293
                      Investment adviser                                                         21,043
                      Distributor                                                                12,820        1,068,465
                                                                                           ------------
                    Accrued expenses                                                                             264,630
                                                                                                            ------------
                    Total liabilities                                                                          1,333,095
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 43,484,026
                                                                                                            ============

Net Assets          Class A Common Stock, $.10 par value, 100,000,000 shares authorized                     $    342,030
Consist of:         Class B Common Stock, $.10 par value, 100,000,000 shares authorized                          275,763
                    Class C Common Stock, $.10 par value, 100,000,000 shares authorized                           18,240
                    Class D Common Stock, $.10 par value, 100,000,000 shares authorized                           76,284
                    Paid-in capital in excess of par                                                         104,380,491
                    Accumulated capital losses on investments--net                                          (59,338,200)
                    Accumulated distributions in excess of capital
                    gains on investments--net                                                                (2,876,442)
                    Unrealized appreciation on investments--net                                                  605,860
                                                                                                            ------------
                    Net assets                                                                              $ 43,484,026
                                                                                                            ============

Net Asset           Class A--Based on net assets of $20,907,395 and
Value:              3,420,297 shares outstanding                                                            $       6.11
                                                                                                            ============
                    Class B--Based on net assets of $16,815,967 and
                    2,757,631 shares outstanding                                                            $       6.10
                                                                                                            ============
                    Class C--Based on net assets of $1,112,075 and
                    182,401 shares outstanding                                                              $       6.10
                                                                                                            ============
                    Class D--Based on net assets of $4,648,589 and 762,837
                    shares outstanding                                                                      $       6.09
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch Emerging Markets Debt Fund, Inc., December 31, 2000


STATEMENT OF OPERATIONS

                    For the Year Ended December 31, 2000
Investment Income:  Interest and discount earned                                                            $  3,655,673
                    Dividends                                                                                     15,569
                                                                                                            ------------
                    Total income                                                                               3,671,242
                                                                                                            ------------

Expenses:           Reorganization expenses                                                $    212,720
                    Investment advisory fees                                                    188,317
                    Accounting services                                                         154,792
                    Account maintenance and distribution fees--Class B                          152,774
                    Professional fees                                                            74,787
                    Printing and shareholder reports                                             60,165
                    Directors' fees and expenses                                                 40,859
                    Registration fees                                                            38,071
                    Transfer agent fees--Class B                                                 36,455
                    Custodian fees                                                               15,594
                    Account maintenance fees--Class D                                            12,041
                    Transfer agent fees--Class A                                                  7,932
                    Account maintenance and distribution fees--Class C                            7,918
                    Transfer agent fees--Class D                                                  7,145
                    Transfer agent fees--Class C                                                  1,834
                    Pricing fees                                                                    996
                    Other                                                                         6,241
                                                                                           ------------
                    Total expenses                                                                             1,018,641
                                                                                                            ------------
                    Investment income--net                                                                     2,652,601
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,627,955
Unrealized          Change in unrealized appreciation on investments--net                                    (2,217,735)
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $  2,062,821
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                      December 31,
                    Increase (Decrease) in Net Assets:                                         2000             1999
Operations:         Investment income--net                                                 $  2,652,601     $  2,841,440
                    Realized gain (loss) on investments--net                                  1,627,955      (1,021,167)
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                     (2,217,735)        5,160,451
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      2,062,821        6,980,724
                                                                                           ------------     ------------
Dividends to        Investment income--net:
Shareholders:         Class A                                                                 (562,464)        (154,183)
                      Class B                                                               (1,603,520)      (2,147,225)
                      Class C                                                                  (78,846)        (100,010)
                      Class D                                                                 (407,771)        (440,022)
                    In excess of investment income--net:
                      Class A                                                                  (57,828)               --
                      Class B                                                                 (164,862)               --
                      Class C                                                                   (8,106)               --
                      Class D                                                                  (41,924)               --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    dividends to shareholders                                               (2,925,321)      (2,841,440)
                                                                                           ------------     ------------

Capital Share       Net increase (decrease) in net assets derived
Transactions:       from capital share transactions                                          12,251,823     (15,452,808)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  11,389,323     (11,313,524)
                    Beginning of year                                                        32,094,703       43,408,227
                                                                                           ------------     ------------
                    End of year                                                            $ 43,484,026     $ 32,094,703
                                                                                           ============     ============

                    See Notes to Financial Statements.


Merrill Lynch Emerging Markets Debt Fund, Inc., December 31, 2000

FINANCIAL HIGHLIGHTS
                                                                                          Class A
The following per share data and ratios have been derived
from information provided in the financial statements.                         For the Year Ended December 31,

Increase (Decrease) in Net Asset Value:                              2000       1999        1998       1997     1996++
Per Share           Net asset value, beginning of year            $   6.26    $   5.54    $   9.60  $  11.36    $   9.70
Operating                                                         --------    --------    --------  --------    --------
Performance:        Investment income--net                             .57         .51         .76       .72         .97
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                (.13)         .72      (4.06)     (.54)        2.14
                                                                  --------    --------    --------  --------    --------
                    Total from investment operations                   .44        1.23      (3.30)       .18        3.11
                                                                  --------    --------    --------  --------    --------
                    Less dividends and distributions:
                      Investment income--net                         (.54)       (.51)       (.71)     (.72)      (1.00)
                      In excess of investment income--net            (.05)          --          --        --       (.13)
                      Return of capital--net                            --          --       (.05)        --          --
                      Realized gain on investments--net                 --          --          --     (.93)       (.32)
                      In excess of realized gain on
                      investments--net                                  --          --          --     (.29)          --
                                                                  --------    --------    --------  --------    --------
                    Total dividends and distributions                (.59)       (.51)       (.76)    (1.94)      (1.45)
                                                                  --------    --------    --------  --------    --------
                    Net asset value, end of year                  $   6.11    $   6.26    $   5.54  $   9.60    $  11.36
                                                                  ========    ========    ========  ========    ========

Total Investment    Based on net asset value per share               7.23%      23.12%    (36.18%)     1.74%      33.64%
Return:*                                                          ========    ========    ========  ========    ========

Ratios to Average   Expenses, excluding interest expense
Net Assets:         and reorganization expenses                      2.02%       1.85%       1.70%     1.38%      1.05%]
                                                                  ========    ========    ========  ========    ========
                    Expenses, excluding interest expense             2.72%       1.85%       1.70%     1.38%       1.05%
                                                                  ========    ========    ========  ========    ========
                    Expenses                                         2.72%       1.85%       2.66%     1.48%       1.32%
                                                                  ========    ========    ========  ========    ========
                    Investment income--net                          10.63%       8.72%       9.59%     6.31%       8.97%
                                                                  ========    ========    ========  ========    ========

Supplemental        Net assets, end of year
Data:               (in thousands)                                $ 20,907    $  1,734    $  1,988  $  4,842    $ 28,136
                                                                  ========    ========    ========  ========    ========
                    Portfolio turnover                             134.31%     164.23%     618.06%   942.74%     420.35%
                                                                  ========    ========    ========  ========    ========

Leverage:           Amount of reverse repurchase agreements
                    outstanding, end of year
                    (in thousands)                                      --          --          --        --    $ 22,350
                                                                  ========    ========    ========  ========    ========
                    Average amount of reverse repurchase
                    agreements outstanding during the
                    year (in thousands)                                 --          --    $ 14,306  $  3,185    $  8,277
                                                                  ========    ========    ========  ========    ========
                    Average amount of reverse repurchase
                    agreements per share during
                    the year                                            --          --    $   1.56  $    .20    $    .48
                                                                  ========    ========    ========  ========    ========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.

                                                                                            Class B
The following per share data and ratios have been derived
from information provided in the financial statements.                           For the Year Ended December 31,

Increase (Decrease) in Net Asset Value:                              2000       1999        1998       1997     1996++
Per Share           Net asset value, beginning of year            $   6.25    $   5.53    $   9.57  $  11.31    $   9.65
Operating                                                         --------    --------    --------  --------    --------
Performance:        Investment income--net                             .48         .46         .70       .63         .88
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                (.09)         .72      (4.04)     (.52)        2.15
                                                                  --------    --------    --------  --------    --------
                    Total from investment operations                   .39        1.18      (3.34)       .11        3.03
                                                                  --------    --------    --------  --------    --------
                    Less dividends and distributions:
                      Investment income--net                         (.49)       (.46)       (.65)     (.63)       (.93)
                      In excess of investment income--net            (.05)          --          --        --       (.12)
                      Return of capital--net                            --          --       (.05)        --          --
                      Realized gain on investments--net                 --          --          --     (.93)       (.32)
                      In excess of realized gain on
                      investments--net                                  --          --          --     (.29)          --
                                                                  --------    --------    --------  --------    --------
                    Total dividends and distributions                (.54)       (.46)       (.70)    (1.85)      (1.37)
                                                                  --------    --------    --------  --------    --------
                    Net asset value, end of year                  $   6.10    $   6.25    $   5.53  $   9.57    $  11.31
                                                                  ========    ========    ========  ========    ========

Total Investment    Based on net asset value per share               6.40%      22.20%    (36.60%)     1.12%      32.75%
Return:*                                                          ========    ========    ========  ========    ========

Ratios to Average   Expenses, excluding interest expense
Net Assets:         and reorganization expenses                      2.76%       2.63%       2.21%     2.16%       1.83%
                                                                  ========    ========    ========  ========    ========
                    Expenses, excluding interest expense             3.43%       2.63%       2.21%     2.16%       1.83%
                                                                  ========    ========    ========  ========    ========
                    Expenses                                         3.43%       2.63%       3.47%     2.26%       2.10%
                                                                  ========    ========    ========  ========    ========
                    Investment income--net                           7.87%       7.86%       8.93%     5.76%       8.36%
                                                                  ========    ========    ========  ========    ========

Supplemental        Net assets, end of year
Data:               (in thousands)                                $ 16,816    $ 24,193    $ 33,374  $ 78,733    $160,204
                                                                  ========    ========    ========  ========    ========
                    Portfolio turnover                             134.31%     164.23%     618.06%   942.74%     420.35%
                                                                  ========    ========    ========  ========    ========

Leverage:           Amount of reverse repurchase agreements
                    outstanding, end of year
                    (in thousands)                                      --          --          --        --    $ 22,350
                                                                  ========    ========    ========  ========    ========
                    Average amount of reverse repurchase
                    agreements outstanding during the
                    year (in thousands)                                 --          --    $ 14,306  $  3,185    $  8,277
                                                                  ========    ========    ========  ========    ========
                    Average amount of reverse repurchase
                    agreements per share during
                    the year                                            --          --    $   1.56  $    .20    $    .48
                                                                  ========    ========    ========  ========    ========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.


Merrill Lynch Emerging Markets Debt Fund, Inc., December 31, 2000

FINANCIAL HIGHLIGHTS (concluded)
                                                                                            Class C
The following per share data and ratios have been derived
from information provided in the financial statements.                           For the Year Ended December 31,

Increase (Decrease) in Net Asset Value:                              2000       1999        1998       1997     1996++
Per Share           Net asset value, beginning of year            $   6.24    $   5.53    $   9.57  $  11.31    $   9.65
Operating                                                         --------    --------    --------  --------    --------
Performance:        Investment income--net                             .50         .46         .69       .63         .87
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                (.10)         .71      (4.04)     (.52)        2.15
                                                                  --------    --------    --------  --------    --------
                    Total from investment operations                   .40        1.17      (3.35)       .11        3.02
                                                                  --------    --------    --------  --------    --------
                    Less dividends and distributions:
                      Investment income--net                         (.49)       (.46)       (.64)     (.63)       (.92)
                      In excess of investment income--net            (.05)          --          --        --       (.12)
                      Return of capital--net                            --          --       (.05)        --          --
                      Realized gain on investments--net                 --          --          --     (.93)       (.32)
                      In excess of realized gain on
                      investments--net                                  --          --          --     (.29)          --
                                                                  --------    --------    --------  --------    --------
                    Total dividends and distributions                (.54)       (.46)       (.69)    (1.85)      (1.36)
                                                                  --------    --------    --------  --------    --------
                    Net asset value, end of year                  $   6.10    $   6.24    $   5.53  $   9.57    $  11.31
                                                                  ========    ========    ========  ========    ========

Total Investment    Based on net asset value per share               6.52%      21.94%    (36.64%)     1.06%      32.66%
Return:*                                                          ========    ========    ========  ========    ========

Ratios to Average   Expenses, excluding interest expense
Net Assets:         and reorganization expenses                      2.82%       2.68%       2.25%     2.23%       1.90%
                                                                  ========    ========    ========  ========    ========
                    Expenses, excluding interest expense             3.50%       2.68%       2.25%     2.23%       1.90%
                                                                  ========    ========    ========  ========    ========
                    Expenses                                         3.50%       2.68%       3.52%     2.33%       2.17%
                                                                  ========    ========    ========  ========    ========
                    Investment income--net                           7.93%       7.79%       8.85%     5.64%       8.17%
                                                                  ========    ========    ========  ========    ========

Supplemental        Net assets, end of year
Data:               (in thousands)                                $  1,112    $  1,108    $  1,730  $  4,222    $ 11,436
                                                                  ========    ========    ========  ========    ========
                    Portfolio turnover                             134.31%     164.23%     618.06%   942.74%     420.35%
                                                                  ========    ========    ========  ========    ========

Leverage:           Amount of reverse repurchase agreements
                    outstanding, end of year
                    (in thousands)                                      --          --          --        --    $ 22,350
                                                                  ========    ========    ========  ========    ========
                    Average amount of reverse repurchase
                    agreements outstanding during the
                    year (in thousands)                                 --          --    $ 14,306  $  3,185    $  8,277
                                                                  ========    ========    ========  ========    ========
                    Average amount of reverse repurchase
                    agreements per share during
                    the year                                            --          --    $   1.56  $    .20    $    .48
                                                                  ========    ========    ========  ========    ========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.

                                                                                            Class D
The following per share data and ratios have been derived
from information provided in the financial statements.                          For the Year Ended December 31,

Increase (Decrease) in Net Asset Value:                              2000       1999        1998       1997     1996++
Per Share           Net asset value, beginning of year            $   6.24    $   5.52    $   9.57  $  11.31    $   9.65
Operating                                                         --------    --------    --------  --------    --------
Performance:        Investment income--net                             .53         .49         .74       .69         .95
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                (.10)         .72      (4.05)     (.52)        2.13
                                                                  --------    --------    --------  --------    --------
                    Total from investment operations                   .43        1.21      (3.31)       .17        3.08
                                                                  --------    --------    --------  --------    --------
                    Less dividends and distributions:
                      Investment income--net                         (.52)       (.49)       (.69)     (.69)       (.97)
                      In excess of investment income--net            (.06)          --          --        --       (.13)
                      Return of capital--net                            --          --       (.05)        --          --
                      Realized gain on investments--net                 --          --          --     (.93)       (.32)
                      In excess of realized gain
                      on investments--net                               --          --          --     (.29)          --
                                                                  --------    --------    --------  --------    --------
                    Total dividends and distributions                (.58)       (.49)       (.74)    (1.91)      (1.42)
                                                                  --------    --------    --------  --------    --------
                    Net asset value, end of year                  $   6.09    $   6.24    $   5.52  $   9.57    $  11.31
                                                                  ========    ========    ========  ========    ========

Total Investment    Based on net asset value per share               6.96%      22.87%    (36.37%)     1.65%      33.44%
Return:*                                                          ========    ========    ========  ========    ========

Ratios to Average   Expenses, excluding interest expense
Net Assets:         and reorganization expenses                      2.24%       2.09%       1.84%     1.63%       1.31%
                                                                  ========    ========    ========  ========    ========
                    Expenses, excluding interest expense             2.91%       2.09%       1.84%     1.63%       1.31%
                                                                  ========    ========    ========  ========    ========
                    Expenses                                         2.91%       2.09%       2.88%     1.73%       1.58%
                                                                  ========    ========    ========  ========    ========
                    Investment income--net                           8.50%       8.43%       9.51%     6.30%       8.92%
                                                                  ========    ========    ========  ========    ========

Supplemental        Net assets, end of year
Data:               (in thousands)                                $  4,649    $  5,060    $  6,316  $ 12,066    $ 18,402
                                                                  ========    ========    ========  ========    ========
                    Portfolio turnover                             134.31%     164.23%     618.06%   942.74%     420.35%
                                                                  ========    ========    ========  ========    ========

Leverage:           Amount of reverse
                    repurchase agreements
                    outstanding, end of year
                    (in thousands)                                      --          --          --        --     $ 22,35
                                                                  ========    ========    ========  ========    ========
                    Average amount of reverse
                    repurchase agreements
                    outstanding during the
                    year (in thousands)                                 --          --    $ 14,306  $  3,185    $  8,277
                                                                  ========    ========    ========  ========    ========
                    Average amount of reverse
                    repurchase agreements per
                    share during
                    the year                                            --          --    $   1.56  $    .20    $    .48
                                                                  ========    ========    ========  ========    ========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.


Merrill Lynch Emerging Markets Debt Fund, Inc., December 31, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Emerging Markets Debt Fund, Inc. (the "Fund") (formerly Merrill Lynch Americas Income Fund, Inc.) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $119,981 increase to cost of securities and a corresponding $119,981 decrease in net unrealized appreciation, based on securities held as of December 31, 2000.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for post-October losses.

(h) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $25,107,391 have been reclassified between paid-in capital in excess of par and accumulated net realized capital losses, $181,353 has been reclassified between paid-in capital in excess of par and undistributed net investment income and $91,367 has been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of .60%, on an annual basis, of the average daily value of the Fund's net assets plus the principal amount of borrowings incurred by the Fund for leverage purposes.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                     Account
                   Maintenance       Distribution
                       Fee              Fee

Class B               .25%             .50%
Class C               .25%             .55%
Class D               .25%              --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorported ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch Emerging Markets Debt Fund, Inc., December 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


For the year ended December 31, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                           FAMD              MLPF&S

Class A                  $1,847              $   23
Class D                  $  125              $1,180

For the year ended December 31, 2000, MLPF&S received contingent deferred sales charges of $43,360 and $49 relating to transactions in Class B and Class C Shares, respectively.

For the year ended December 31, 2000, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $306 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by MLIM.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $40,354,393 and $63,867,574, respectively.

Net realized gains for the year ended December 31, 2000 and net unrealized gains as of December 31, 2000 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments            $  1,627,955   $    605,860
                                 ------------   ------------
Total                            $  1,627,955   $    605,860
                                 ============   ============

As of December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $426,507, of which $1,169,080 related to appreciated securities and $742,573 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $42,558,618.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $12,251,823 and $(15,452,808) for the years ended December 31, 2000 and December 31, 1999, respectively.

Transactions in shares of capital were as follows:


Class A Shares for the Year                         Dollar
Ended December 31, 2000               Shares        Amount

Shares sold                           167,534   $  1,039,561
Shares issued resulting from
reorganization                      6,373,450     38,854,022
Shares issued to shareholders
in reinvestment of dividends           52,944        323,475
                                -------------   ------------
Total issued                        6,593,928     40,217,058
Shares redeemed                   (3,450,627)   (20,797,770)
                                -------------   ------------
Net increase                        3,143,301   $ 19,419,288
                                =============   ============


Class A Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                           305,804   $  1,763,062
Shares issued to shareholders
in reinvestment of dividends            9,817         57,367
                                -------------   ------------
Total issued                          315,621      1,820,429
Shares redeemed                     (397,546)    (2,259,561)
                                -------------   ------------
Net decrease                         (81,925)  $   (439,132)
                                =============   ============


Class B Shares for the Year                         Dollar
Ended December 31, 2000               Shares        Amount

Shares sold                           195,682   $  1,222,570
Shares issued to shareholders
in reinvestment of dividends          121,053        749,716
                                -------------   ------------
Total issued                          316,735      1,972,286
Automatic conversion of shares       (53,108)      (336,255)
Shares redeemed                   (1,379,871)    (8,544,102)
                                -------------   ------------
Net decrease                      (1,116,244)  $ (6,908,071)
                                =============   ============


Class B Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                           373,504   $  2,128,323
Shares issued to shareholders
in reinvestment of dividends          156,191        910,646
                                -------------   ------------
Total issued                          529,695      3,038,969
Automatic conversion of shares       (18,360)      (108,152)
Shares redeemed                   (2,676,890)   (15,299,662)
                                -------------   ------------
Net decrease                      (2,165,555)  $(12,368,845)
                                =============   ============


Class C Shares for the Year                         Dollar
Ended December 31, 2000               Shares        Amount

Shares sold                            81,642   $    507,156
Shares issued to shareholders
in reinvestment of dividends            4,721         29,174
                                -------------   ------------
Total issued                           86,363        536,330
Shares redeemed                      (81,331)      (507,133)
                                -------------   ------------
Net increase                            5,032   $     29,197
                                =============   ============


Class C Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                            21,499   $    128,261
Shares issued to shareholders
in reinvestment of dividends            5,862         34,056
                                -------------   ------------
Total issued                           27,361        162,317
Shares redeemed                     (163,041)      (927,276)
                                -------------   ------------
Net decrease                        (135,680)  $   (764,959)
                                =============   ============


Class D Shares for the Year                         Dollar
Ended December 31, 2000               Shares        Amount

Shares sold                            19,559   $    121,847
Automatic conversion of shares         53,108        336,255
Shares issued to shareholders
in reinvestment of dividends           25,663        158,691
                                -------------   ------------
Total issued                           98,330        616,793
Shares redeemed                     (146,192)      (905,384)
                                -------------   ------------
Net decrease                         (47,862)  $   (288,591)
                                =============   ============


Class D Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                            63,666   $    373,262
Automatic conversion of shares         18,373        108,152
Shares issued to shareholders
in reinvestment of dividends           29,171        170,232
                                -------------   ------------
Total issued                          111,210        651,646
Shares redeemed                     (444,234)    (2,531,518)
                                -------------   ------------
Net decrease                        (333,024)  $ (1,879,872)
                                =============   ============


5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.


6. Capital Loss Carryforward:
At December 31, 2000, the Fund had a net capital loss carryforward of approximately $61,472,000, of which $25,502,000 expires in 2005, $34,586,000 expires in 2006 and $1,384,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


7. Acquisition of Worldwide DollarVest Fund, Inc.:
On November 3, 2000, the Fund acquired all of the net assets of Worldwide DollarVest Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 6,494,144 shares of common stock of Worldwide DollarVest Fund, Inc. for 6,373,450 Class A Shares of the Fund. Worldwide DollarVest Fund, Inc.'s net assets on that date of $38,854,022, including $92,556 of unrealized appreciation and $52,047,510 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $64,436,635.




Merrill Lynch Emerging Markets Debt Fund, Inc., December 31, 2000


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Emerging Markets Debt Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Emerging Markets Debt Fund, Inc. (formerly Merrill Lynch Americas Income Fund, Inc.) as of December 31, 2000, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Emerging Markets Debt Fund, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 13, 2001


IMPORTANT TAX INFORMATION (unaudited)



Of the net investment income distributions paid monthly by Merrill Lynch Emerging Markets Debt Fund, Inc. during the taxable year ended December 31, 2000, 99.12% represents income received by the Fund from foreign sources. There were no foreign taxes associated with this income.

Please retain this information for your records.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Joseph T. Monagle Jr., Senior Vice President
Romualdo Roldan, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Arthur Zeikel, Director of Merrill Lynch Emerging Markets Debt Fund, Inc. has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863